Exhibit 10.12
ELEVENTH AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 28, 2021, is among EVOLVE TRANSITION INFRASTRUCTURE LP, a Delaware limited partnership (formerly known as SANCHEZ MIDSTREAM PARTNERS LP) (the “Borrower”), the guarantors party hereto (the “Guarantors”), each of the Lenders party hereto, and ROYAL BANK OF CANADA, as administrative agent (in such capacity, the “Administrative Agent”), and relates to that certain Third Amended and Restated Credit Agreement, dated as of March 31, 2015 (as amended, restated, modified or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”; and as amended hereby, the “Credit Agreement”), among the Borrower, the Lenders, the Administrative Agent, the Collateral Agent and the Issuer.
WITNESSETH:
WHEREAS, on May 17, 2021, the Borrower entered into a letter agreement with Nuvve Holding Corp., a Delaware corporation, and Stonepeak Rocket Holdings LP, a Delaware limited partnership, pursuant to which the parties agreed to negotiate in good faith to enter into definitive agreements relating to the proposed formation of a joint venture, Levo Mobility LLC, a Delaware limited liability company (“Levo JV”), to engage in the business of acquiring, owning, selling, leasing, developing and managing electric buses, vehicles, transportation assets, and related charging infrastructure and ancillary assets; and
WHEREAS, the Borrower now desires to enter into such definitive agreements and make certain Investments in Levo JV pursuant thereto; and
WHEREAS, the Borrower desires to amend the Existing Credit Agreement on the terms set forth herein to, inter alia, permit such Investments, subject to the terms and conditions set forth in the Credit Agreement; and
WHEREAS, the Borrower and certain of the Lenders entered into a certain letter agreement dated as of May 11, 2021 (the “Letter Agreement”), pursuant to which the Lenders waived, inter alia, the provisions of Section 9.05 of the Existing Credit Agreement to the extent necessary to permit the Borrower to commit to pay or reimburse certain legal and due diligence costs of Levo JV in an aggregate amount not to exceed $200,000 if the joint venture transaction is ultimately consummated; and
WHEREAS, the Borrower has requested that (i) the Existing Credit Agreement be amended in certain respects to permit the Borrower’s investment in Levo JV and (ii) the amount of the maximum amount of the legal and due diligence cost reimbursement specified in the Letter Agreement be increased to $350,000 in the aggregate; and
WHEREAS, Section 12.02 of the Existing Credit Agreement provides that the Borrower and the Lenders may amend the Existing Credit Agreement and the other Loan Documents for certain purposes; and
WHEREAS, the Administrative Agent, the Lenders party hereto, the Borrower and the Guarantors all desire to enter into this Amendment to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.
Section 2.Amendments to the Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:
(a)Section 1.02 of the Existing Credit Agreement is hereby amended by inserting in its alphabetically appropriate location therein the following new definitions:
“Eleventh Amendment Effective Date” shall have the meaning set forth in that certain Eleventh Amendment to Third Amended and Restated Credit Agreement dated as of July 28, 2021, among the Borrower, the Guarantors, the Lenders party thereto, and the Administrative Agent.
“Levo JV” means Levo Mobility LLC, a Delaware limited liability company.
“Levo JV Investment” means the acquisition by the Borrower of Equity Interests of Levo JV in consideration for capital contributions of cash or Cash Equivalents made by the Borrower to Levo JV.
(b)The definition of “Excluded Cash” in Section 1.02 of the Existing Credit Agreement is hereby amended and restated to provide:
“Excluded Cash” means, as of any date of determination and without duplication, the sum of (a) the aggregate amount of cash and Cash Equivalents held by the Borrower or its Subsidiaries that the Borrower or its Subsidiaries reasonably expects to use within five (5) Business Days from the date of such determination to make any payment that is permitted in accordance with the Credit Agreement and the other Loan Documents (other than a Levo JV Investment in accordance with clauses (i), (j) or (k) of Section 9.05), plus (b) the aggregate amount of cash and Cash Equivalents set aside by the Borrower for the purpose of making a Levo JV Investment in accordance with Section 9.05(i) plus (c) an amount of cash and Cash Equivalents not exceeding $1,000,000 from the proceeds of the issuance or at-the-market sale by the Borrower of Equity Interests in the Borrower that are then held by the Borrower for the purpose of making a Levo JV Investment in accordance with Section 9.05(k), plus (d) the aggregate amount of cash and Cash Equivalents received by the Borrower from Stonepeak Investors for the purpose of making a Levo JV Investment in accordance with Section 9.05(j); provided that, with respect to the inclusion of any amounts in “Excluded Cash” in reliance on the foregoing clauses (b), (c) and (d), the Borrower shall have provided the Administrative Agent with prior or concurrent written notice (in reasonable detail) of such amounts and the Borrower’s intention to use such amounts for the purpose of making a Levo JV Investment in accordance with clauses (i), (j) or (k) of Section 9.05.
(c)Section 9.05 of the Existing Credit Agreement is hereby amended by (i) deleting the word “or” at the end of clause (g) thereof, (ii) replacing period at the end of clause (h) thereof with a semicolon, and (iii) inserting the following new clauses (i), (j) and (k) therein:
“    (i) if (and only if) a Levo JV Investment is consummated, any cash or Cash Equivalent Investment made by the Borrower in the Levo JV for the payment or reimbursement by the Borrower of legal and due diligence costs of Levo JV (or capital contributions of other members of the Levo JV previously made in respect of such legal and due diligence costs) in an aggregate amount not to exceed $350,000 from and after the Eleventh Amendment Effective Date;
(j) any Levo JV Investment made by the Borrower using the cash or Cash Equivalent proceeds of a concurrent contribution of capital to the Borrower from Stonepeak Investors; or
(k) any other Levo JV Investment made by the Borrower from the proceeds of the issuance or at-the-market sale by the Borrower of Equity Interests in the Borrower; provided that the aggregate amount of Investments made pursuant to this clause (k) shall not exceed $1,000,000 from and after the Eleventh Amendment Effective Date.”
(d)Section 9.06 of the Existing Credit Agreement is hereby amended by inserting the following proviso immediately prior to the period at the end thereof:
“; provided, however, that notwithstanding the foregoing, the Borrower shall be permitted to make any Levo JV Investment in accordance with clauses (i), (j) or (k) of Section 9.05 from and after the Eleventh Amendment Effective Date.”
(e)Section 9.13 of the Existing Credit Agreement is hereby amended by (i) replacing the word “and” immediately prior to clause (g) with a comma, (ii) deleting the period at the end of clause (g) and inserting “and” in place thereof, and (iii) inserting the following new clause (h) therein:
“(h) any Levo JV Investment in accordance with clauses (i) , (j) or (k) of Section 9.05 from and after the Eleventh Amendment Effective Date.
Section 3.Ratification. Except as expressly amended, modified or waived herein, each of the Borrower and the Guarantors hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents to which it is a party, and all references to the Credit Agreement, the Mortgages and the Notes in any of the Loan Documents shall be deemed to be references to the Credit Agreement, the Mortgages and the Notes as amended, modified or waived hereby.
Section 4.Effectiveness. This Amendment shall become effective on the date (the “Eleventh Amendment Effective Date”) on which each of the following conditions is satisfied:
(a)the Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Agent, the Borrower, the Guarantors and Lenders comprising at least the Majority Lenders; and
(b)the Borrower and each Guarantor shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment the Borrower and each Guarantor do hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite limited partnership or limited liability company action, as applicable, on the part of the Borrower or such Guarantor, as applicable, (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower or such Guarantor, as applicable, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties of the Borrower or such Guarantor, if any, set forth in the Credit Agreement and in each other Loan Document to which it is a party, shall be true and correct in all material respects on and as of the Eleventh Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such specified earlier date, (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents and (v) since December 31, 2019, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.
Section 5.Post-Closing Covenant. Promptly following, but in any event not later than five (5) Business Days after, the Borrower’s initial Investment in Levo JV, the Borrower shall deliver to the Administrative Agent a certified true and correct copy of Levo JV’s organizational documents.
Section 6.Letter Agreement Superseded as to Reimbursement. For the avoidance of doubt, the Borrower hereby acknowledges and agrees that the new Section 9.05(i) is intended to supersede and replace (and is not in addition to) the $200,000 amount specified in the Letter Agreement and the waiver of the PubCo Reimbursement (as defined in the Letter Agreement) from Section 9.05 as provided in the Letter Agreement.
Section 7.Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 8.Miscellaneous.
(a)On and after the Eleventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as amended or otherwise modified by this Amendment. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.
(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any Guarantor or any right, power or remedy of the Administrative Agent, the Collateral Agent, the Issuer or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(c)Each of the Borrower and each Guarantor represents and warrants that as of the date hereof (i) it has the limited partnership or limited liability company power and authority to execute, deliver and perform the terms and provisions of this Amendment, has taken all necessary limited partnership or limited liability company action to authorize the execution, delivery and performance of this Amendment, delivery and performance of this Amendment does not and will not contravene the terms of the Borrower’s or such Guarantor’s, as applicable, organizational documents; (ii) it has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of the Borrower or such Guarantor enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); (iii) no Default or Event of Default has occurred and is continuing; and (iv) no action, suit, investigation or other proceeding is pending or threatened before any arbitrator or Governmental Authority seeking to restrain, enjoin or prohibit or declare illegal, or seeking damages from the Borrower in connection with this Amendment or which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
Section 9.Severability. Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid.
Section 10.Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Collateral Agent, the Issuer, the Lenders, the Borrower and each Guarantor and their respective successors and assigns.
Section 11.Counterparts; Electronic Execution. This Amendment and each other Loan Document may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Amendment and each other Loan Document shall be effective as delivery of an original executed counterpart of this Amendment and such other Loan Document. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment or any other Loan Document shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, as in provided Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario), the Electronic Transaction Acts (British Columbia), the Electronic Transactions Act (Alberta), or any other similar laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada. The Administrative Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.
Section 12.Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment or any other Loan Document.
Section 13.Integration. This Amendment represents the final agreement of the Borrower, each Guarantor, the Collateral Agent, the Administrative Agent, the Issuer, and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrower, any Guarantor, the Administrative Agent, the Collateral Agent, the Issuer, nor any Lender relative to subject matter hereof not expressly set forth or referred to herein.
Section 14.RELEASE. IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS SET FORTH IN THIS AMENDMENT, THE BORROWER AND EACH OF THE GUARANTORS HEREBY RELEASES, ACQUITS, DISCHARGES, COVENANTS NOT TO SUE, AND AGREES FOREVER TO HOLD HARMLESS THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE ISSUER AND EACH LENDER THAT EXECUTES AND DELIVERS TO THE ADMINISTRATIVE AGENT (OR ITS COUNSEL) A COUNTERPART OF THIS AMENDMENT ON OR BEFORE THE AMENDMENT

APPROVAL DEADLINE, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, SHAREHOLDERS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS, ADVISORS AND REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS IN INTEREST, SUCCESSORS AND ASSIGNS (EACH INDIVIDUALLY, A “RELEASED PARTY”) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, DEBTS, LIABILITIES, CONTRACTS, AGREEMENTS, OBLIGATIONS, ACCOUNTS, DEFENSES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE LOAN DOCUMENTS, ACTIONS, AND ANY AND ALL CLAIMS FOR DAMAGES OR RELIEF OF WHATEVER KIND OR NATURE, WHETHER IN EQUITY OR AT LAW, MONETARY OR NON-MONETARY, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, MATURED OR UNMATURED, THAT THE BORROWER OR ANY GUARANTOR OR ANY SUBSIDIARY OF ANY OF THEM, HAS, HAD OR MAY HAVE AGAINST ANY RELEASED PARTY, INDIVIDUALLY OR COLLECTIVELY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR AT ANY TIME PRIOR TO THE DATE OF THE EXECUTION OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY MATTER THAT RELATES TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY (A) THIS AMENDMENT, THE CREDIT AGREEMENT, ANY NOTE, ANY SECURITY INSTRUMENTS, ANY OTHER LOAN DOCUMENT, ANY SWAP AGREEMENT OR SWAP TRANSACTION EXECUTED BY LENDERS OR THEIR AFFILIATES (COLLECTIVELY, THE “TRANSACTION DOCUMENTS”) OR THE TRANSACTIONS EVIDENCED HEREBY OR THEREBY, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER ANY TRANSACTION DOCUMENTS, THE TERMS HEREOF OR THEREOF, OR THE APPROVAL, ADMINISTRATION OR SERVICING HEREOF OR THEREOF, OR (B) ANY NOTICE OF DEFAULT, EVENT OF DEFAULT IN REFERENCE TO ANY TRANSACTION DOCUMENTS OR ANY OTHER MATTER PERTAINING TO THE COLLECTION OR ENFORCEMENT BY ANY RELEASED PARTY OF THE INDEBTEDNESS EVIDENCED BY ANY TRANSACTION DOCUMENTS OR ANY RIGHT OR REMEDY UNDER ANY TRANSACTION DOCUMENTS, OR (C) ANY PURPORTED ORAL AGREEMENTS OR UNDERSTANDINGS BY AND BETWEEN ANY RELEASED PARTY AND THE BORROWER AND ANY GUARANTOR IN REFERENCE TO ANY TRANSACTION DOCUMENTS.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its officer(s) thereunto duly authorized as of the date first above written.
EVOLVE TRANSITION INFRASTRUCTURE LP (f/k/a SANCHEZ MIDSTREAM PARTNERS LP),
as Borrower
By: EVOLVE TRANSITION INFRASTRUCTURE GP, LLC, its general partner
By: /s/ Charles C. Ward
Name:     Charles C. Ward
Title:     Chief Financial Officer
SEP HOLDINGS IV, LLC,
as a Guarantor
By: /s/ Charles C. Ward
Name:     Charles C. Ward
Title:     Chief Financial Officer
CATARINA MIDSTREAM, LLC,
as a Guarantor
By: /s/ Charles C. Ward
Name:     Charles C. Ward
Title:     Chief Financial Officer
SECO PIPELINE, LLC,
as a Guarantor
By: /s/ Charles C. Ward
Name:     Charles C. Ward
Title:     Chief Financial Officer

[Eleventh Amendment – Signature Page]

ROYAL BANK OF CANADA,
as Administrative Agent
By: /s/ Yvonne Brazier
Name:     Yvonne Brazier
Title:     Manager, Agency Services
ROYAL BANK OF CANADA,
as a Revolving Lender
By: /s/ Don J. McKinnerney
Name:     Don J. McKinnerney
Title:     Authorized Signatory
ROYAL BANK OF CANADA,
as a Term Lender
By: /s/ Don J. McKinnerney
Name:     Don J. McKinnerney
Title:     Authorized Signatory

[Eleventh Amendment – Signature Page]

CITIBANK, N.A.,
as a Revolving Lender
By: /s/ Jeff Ard
Name:     Jeff Ard
Title:     Vice President
CITIBANK, N.A.,
as a Term Lender
By: /s/ Jeff Ard
Name:     Jeff Ard
Title:     Vice President

[Eleventh Amendment – Signature Page]

ING CAPITAL LLC,
as a Revolving Lender
By: /s/ Scott Lamoreaux
Name:     Scott Lamoreaux
Title:     Director
By: /s/ Lauren Gutterman
Name:    Lauren Gutterman
Title:    Vice President
ING CAPITAL LLC,
as a Term Lender
By: /s/ Scott Lamoreaux
Name:     Scott Lamoreaux
Title:     Director
By: /s/ Lauren Gutterman
Name:     Lauren Gutterman
Title:     Vice President

[Eleventh Amendment – Signature Page]

SUNTRUST BANK, as a Revolving Lender
By: /s/ John Kovarik
Name:     John Kovarik
Title:     Director
SUNTRUST BANK, as a Term Lender
By: /s/ John Kovarik
Name:     John Kovarik
Title:     Director

[Eleventh Amendment – Signature Page]

CIT BANK, N.A., as a Revolving Lender
By: /s/ Sean Murphy
Name:     Sean Murphy
Title:     Managing Director
CIT BANK, N.A., as a Term Lender
By: /s/ Sean Murphy
Name:     Sean Murphy
Title:     Managing Director
[Eleventh Amendment – Signature Page]